December 2021

Cohu Investor Presentation

Cohu

Cautionary Statement Regarding Forward-Looking Statements

Forward Looking Statements:

Certain statements contained in this presentation may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the updated Mid-Term Annual Target Financial Model (including est. revenue, and non-GAAP gross margin, op ex, adjusted EBITDA, EPS and ROIC, and free cash flow), Semi market sizes and CAGR, Target, target revenue CAGRs by product line, secular tailwinds driving end market growth, products accelerating time to yield, delivering higher yield and extending value, improving contactor margins/operational efficiencies/lead-times, improving /expanding gross margins and progress, product mix and impact on gross margin, delivering customer value through test cell, forecasting record full year revenue and profitability, benefiting from strong 5G mobility, automotive and improving consumer and industrial semiconductor demand, new customers and design wins (including Neon), DI-Core software platform, optimizing operating expenses, any other comments on Cohu's FY 2021 or 2022 outlook, FY2021 forecasted revenue, order growth or momentum, % of incremental revenue expected to fall to operating income, Cohu's fourth quarter 2021 sales forecast, guidance, sales mix, non-GAAP operating expenses, gross margin, operating income, adjusted EBITDA, effective tax rate, free cash flow, cap ex, cash and shares outstanding, estimated minimum cash needed, estimated EBITDA breakeven point, ROIC targets, any future Term Loan B principal reduction, R&D as % of sales, M&A goals, the timing, amount or manner of any share repurchases, greater revenue stability through contactor sales, and/or any other statements that are predictive in nature and depend upon or refer to future events or conditions, and/or include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and/or other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Any third-party industry analyst reports/forecasts quoted are for reference only and Cohu does not adopt or affirm any such forecasts.

Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the ongoing global COVID-19 pandemic has adversely affected, and is continuing to adversely affect, our business and results of operations; ongoing increases in material, labor, supplier, logistics and other operating costs, or supply chain delays or shortages, could cause lower gross margins or lost sales and adversely impact our business, financial position, results of operations and cash flows; increased market cyclicality can have an adverse impact on our sales and gross margins; we are making investments in new products and product enhancements, which may adversely affect our operating results and these investments may not be commercially successful; we are exposed to the risks of operating a global business; we have manufacturing operations in Asia, and any failure to effectively manage multiple manufacturing sites and to secure raw materials meeting our quality, cost and other requirements, or failures by our suppliers to perform, could harm our sales, service levels and reputation; failure of critical suppliers to deliver sufficient quantities of parts in a timely and cost-effective manner could adversely impact our operations; the semiconductor industry is seasonal, volatile and unpredictable; the semiconductor equipment industry is intensely competitive; semiconductor equipment is subject to rapid technological change, product introductions and transitions which may result in inventory write-offs, and our new product development involves numerous risks and uncertainties; the seasonal nature of the semiconductor equipment industry places enormous demands on our employees, operations and infrastructure; a limited number of customers account for a substantial percentage of our net sales; a majority of our revenues are generated from exports to foreign countries, primarily in Asia, that are subject to economic and political instability and we compete against a number of Asia-based test contactor, test handler and automated test equipment suppliers; the incurrence of substantial indebtedness in connection with our financing of the Xcerra acquisition may have an adverse impact on Cohu's liquidity, limit Cohu's flexibility in responding to other business opportunities and increase Cohu's vulnerability to adverse economic and industry conditions; our Credit Agreement contains various representations and negative covenants that limit, subject to certain exceptions and baskets, our ability and/or our subsidiaries' ability to enter into financing and other transactions relating to our assets; because of high debt levels we may not be able to service our debt obligations in accordance with their terms; dilution of earnings per share due to our March 2021 follow-on equity offering; we are exposed to other risks associated with other acquisitions, investments and divestitures; we expect to continue to evaluate and pursue divestitures of non-core assets; our financial and operating results may vary and fall below analysts' estimates, or credit rating agencies may change their ratings on Cohu, any of which may cause the price of our common stock to decline or make it difficult to obtain other financing; potential goodwill impairments if our business underperforms; global economic and political conditions, including trade tariffs and export restrictions, and other regulatory requirements, have impacted our business and may continue to have an adverse impact on our business and financial condition; our business and operations could suffer in the event of cybersecurity breaches; and our stock price and volatility in our stock price and earnings.

These and other risks and uncertainties are discussed more fully in Cohu's filings with the SEC, including the most recently filed Form 10-K and Form 10-Q, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC's website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Cohu



Luis Müller
CEO

Driving Growth and Differentiation

Cohu

Global Technology and Market Leader



...in $6.7 billion [3] Semiconductor Markets

~$898M	~35%	~26%
LTM Revenue [1]	*Recurring Revenue [1]*	*5-year Revenue CAGR[2]*
Time to Yield	**23,500+**	**7%**
Customer Value Creation	*Equipment Installed Base*	*Est. Market CAGR [3]*

(1) *Last twelve months ending September 25, 2021*
(2) *Estimated for the period ending December 25, 2021*
(3) *Source: Gartner, June 2020 and Company estimates*

Cohu

Target Model

Revenue

$1B

Gross Margin

49%

Operating Income

25%

Mid-term (3-5 years) Target Model
Gross Margin and Operating Income are Non-GAAP figures; See Appendix for notes regarding use of forward-looking non-GAAP figures

Cohu Strategy

Extend leadership in high-growth RF test with scalable, precision instrumentation

Deliver high yield test and inspection for 5G, ADAS and xEV applications

Increase contactor attachment rate with differentiated test cell solutions

Provide analytics to optimize productivity

Cohu

Driving Growth in Select End-Markets

Applications

- Auto ADAS & Electrification
- Industrial Automation
- Sensing & Power
- Data Processing & Storage
- Data Generation & Display
- Communications & Networking

Mobility 5G, data generation & transmission, automotive ADAS, electrification and telematics

Secular tailwinds driving end-market growth

(fcst. 3-year growth)

1.5X
RF content growth driven by 5G-enabled smartphones [1]

1.4X
Increase in global data [1]

2X
ADAS and EV / HEV Semi content growth in autos [1]

Leader in Semi Test & Inspection



#3
#1
#1
#2
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
#1
RFFE

	Semi Test	Contactors	Test Handlers	Inspection & Metrology
Cohu SAM [$million] [2]	$1,400	$810	$765	$450

RFFE – RF Front-End

(1) *Source: Gartner, June 2020*
(2) *SAM: Serviceable Addressable Market are VLSI Research report 2020 and company estimates*

Cohu

Semi Test Strategy Accelerating Time to Yield



Performance & Throughput
30% UPH/s
30% UPH/s
30% UPH/s
Dragon RF
Wider IF BW
More IF paths
Dragon
2013
Swept S
Faster Demod
Dragon AC
2016
5G & Wi-Fi 6
Red Dragon
2020
Maximum Parallel Throughput
Lowest Cost by Design
Scalable, Air-Cooled Platform
True Zero Footprint

Value Proposition	
RedDragon RF Instrument Suite	○ Higher frequency and modulation bandwidth covering emerging and legacy RF standards ○ Modular upgrade option for mmWave devices ○ Established high volume production platform is an attractive alternative to home grown rack & stack
Air-Cooled Universal Test Platform	○ Scalable from 5-slot, zero footprint test head to high test parallelism (100's of devices) ○ Platform breadth covering >35% of SoC available market is attractive to Semi customers and test subcontractors
Test Cell Solutions	○ Tester-to-Contactor calibration replaces time-consuming customer design effort and solves critical time to yield mmWave challenge

(1) SoC – System-on-Chip

Cohu

Automation and Inspection Delivering Higher Yield


Cohu
T-Core
Test Temperature (Tj) Rise
Tj Rise
Tj Rise
Tj Rise
Server
Laptop/PC
Automotive
Phone/Tablet
Reduced Yield ($$)

Fig 1: T-Core Thermal Control Limits Temperature (Tj) Rise


Micro-scale Inspection
100%
Real Device Defects
Inspection Yield
Over-rejection ($ value)
Cohu
NV-Core
Competition
Std-Resolution
Hi-Resolution
NIR
IR
Deep Learning

Fig 2: Deep learning algorithms minimize over-rejection

Value Proposition	
Active Thermal Control (ATC)	o Cohu's T-Core (ATC) dynamically compensates device overheating, minimizing yield loss
Advanced Inspection	o Cohu's NV-Core advanced vision with infrared technology inspects below the silicon surface o NV-Core uses deep learning algorithms to distinguish micro-cracks from cosmetic issues (scratches)
Handler Architecture	o Isolates MEMS stimulus modules from automation to deliver "quiet" environment for precision testing
Test Cell Solutions	o Handler T-Core architecture working with PROTRACE contactor to precisely monitor and control device temperature during testing o Handler incorporating inert gas chamber with Cohu contactors ensures arc-free testing for high voltage applications

Cohu

Test Contactors Extending Value in Key Segments

Cohu Solutions






Peak Yield/OEE
Cohu Advantage
Time To Yield
Cohu Test Cell
Multiple Vendors, Managed by Customer
PROTRACE
Yield / OEE
Cohu Test Cell value
1. Faster calibration
2. Improved accuracy
3. Closed-loop control
4. Fast learning cycles
1st Silicon
High Vol Ramp
Peak Volume

Value Proposition

High Fidelity RF	o Contactor platform with direct signal path for mmWave applications up to 100 GHz o Probe technology spanning 5G FR1 and FR2
High Performance Digital	o Coaxial solutions provide exceptional signal isolation and impedance control, scalable for large package platforms up to 60 Gbps
Precision Analog	o Kelvin contact solutions that scale to high power and small footprint to enable high test site density
Intelligent and Embedded Sensors	o PROTRACE intelligent contactors closing the loop on thermal control to enable peak yield o 5G Interceptor extending test instrumentation to mmWave and calibration to the device under test

Cohu

Data Intelligence (DI-Core)

Cohu Equipment


T-Core
NV-Core


DI-Core
DATA INTELLIGENCE SYSTEM


insight

- Real-time equipment monitoring and data analytics for I4.0 factory automation
- Delivering high OEE *(Overall Equipment Efficiency)* with predictive maintenance and alarm diagnostic tools
- Improving quality and yield with extended device traceability
- Higher efficiency with intelligent data collection, expert database and recommended actions

Access and Collect → Transform, Structure and Analyze → Report, Conclude and Act

Cohu

Delivering Customer Value

Accelerating *time to yield* and *greater productivity* through the test cell

2% higher yield in the semiconductor test and inspection ~ pays for Capex

One-stop-shop for leading-edge solutions in test & inspection



Peak Yield/OEE
Yield /OEE
1st Silicon
High Vol Ramp
Peak Volume

- High frequency measurement accuracy
- Most responsive active thermal control
- AI-powered infrared inspection
- Test Cell accelerating time to peak yield



Test Cell Solutions
Test Analytics
Higher Signal Integrity
Active Thermal Control
Efficiency Analytics
Semi Test
Test Contactor
Test Handler

Cohu



Jeff Jones
CFO

Delivering Profitability and Shareholder Value

Cohu

Q4'21 Outlook

	Q3'21 Actual	Q4'21 Guidance(2)	Mid-Term(3) Annual Target
Revenue	$225.1M	$182 - $195M	$1B
Gross Margin(1)	42.3%	~ 44%	49%
Operating Expenses(1)	$49.5M	~ $51M	$244M
Adjusted EBITDA(1)	21.8%	~ 19% (mid-point of guidance)	25%
EPS(1)	$0.70		$4.00

- Q4 revenue reflects seasonality and customer supply-chain delays
- Gross margin expanding with improved contactor margin and product mix
- OPEX lower than target model and sufficient to support current product investments
- Solid profitability in-line with mid-term target model
- Fully diluted shares outstanding estimated at 49.5 million

(1) Amounts are non-GAAP. See Appendix for Q3'21 GAAP to non-GAAP reconciliations. The Q4'21 non-GAAP guidance excludes estimated pre-tax charges related to stock-based compensation of $0.2M (CoS) and $3.1M (Opex), and amortization of purchased intangibles of $9.6M (Opex). These forward-looking figures do not reflect restructuring costs, acquisition-related costs, other manufacturing transition/severance costs, inventory step-up costs, amortization of cloud-based software implementation costs (Adjusted EBITDA only), or other non-operational or unusual items, which we are unable predict without unreasonable efforts due to their inherent uncertainty, therefore, reconciliation of these figures to GAAP is not provided.

(2) Q4'21 guidance as provided on 10/28/21; excludes PCB test business sold on 6/24/21

(3) Mid-Term means 3 – 5 year goals

Cohu

Strategy & Execution Yielding Results



Revenue ($M)
$884M (2)
~26% CAGR
$353M
2017
2018
2019
2020
Est. FY21(2)



Gross Margin (1)
41%
43%
41%
44%
44%
2017
2018
2019
2020
YTD Q3'21



Adjusted EBITDA (1)
16%
17%
8%
14%
23%
2017
2018
2019
2020
YTD Q3'21

Driving revenue growth through value-added, differentiated technologies and products focused on select end-markets

Strong operating leverage driving increased profitability

(1) *Amounts are Non-GAAP. See Appendix for GAAP to Non-GAAP reconciliations, and notes regarding use of forward-looking non-GAAP figures*
(2) *Reflects actual YTD Q3'21 including PCB test results plus mid-point of Q4'21 guidance as provided on October 28, 2021*

Cohu

Capital Allocation

[$Million]	Q2'21	Q3'21
Cash and Investments	$434	$365
Total Debt	$221	$121
Gross Debt / Adjusted EBITDA(1)	1.3x	0.6x
Free Cash Flow	$27	$31

Reinvest in the business

Strong organic growth opportunities

Targeting R&D at ~ 12% of sales

Repayment of the term loan B

Net proceeds from divestment used to repay debt

M&A to expand SAM and technology portfolio

$70M share repurchase plan

Return capital to investors; offset dilution from equity plans; Signal confidence in growth prospects and cash generation

Term Loan B ~ $103M at Q3'21

Minimum quarterly payments of $875K (principal) plus approximately $0.9M of interest at current LIBOR + 300 bps

Minimum cash for operations ~ $80M

Production ramps may require additional cash to fund inventory and receivables

(1) For the last 12 months ending June 26, 2021 and September 25, 2021; Non-GAAP figure - see Appendix for GAAP to Non-GAAP reconciliations

Cohu

Diverse Revenue Profile

Recurring

Key Business Drivers

- Semiconductor product designs
- Growing systems installed base

Non-GAAP Gross Margin(1)

~ 52%



Recurring
35%
Automotive
20%
Industrial
14%
Consumer
12%
Mobility
8%
IoT & Opto
6%
Computing
5%
Q3'21
Revenue
$225.1M

Systems

Key Business Drivers

- Automotive xEV and ADAS
- Industrial and Consumer apps.

Non-GAAP Gross Margin(1)

~ 37%

(1) See appendix for GAAP to non-GAAP reconciliation

Cohu

Revenue Distribution

FY21 Estimate[1]


Recurring
Systems


Semi Test
Test Interface
Inspection & Metrology
Automation

Mid-Term Target Model[2]


Recurring
Systems


Semi Test
Test Interface
Inspection & Metrology
Automation

Mid-Term Target Model revenue distribution

Greater stability - increasing sales of consumable Test Interface products

Expanding gross margin – growth in higher margin Semi Test, Inspection & Metrology, and Test Interface products coupled with high margin data analytics (DI-Core) software platform

(1) *Reflects actual Q3'21 YTD results minus PCB Test results plus the mid-point of the Company's Q4'21 guidance as provided on 10/28/2021*

(2) *Mid-Term means 3 – 5 year goals*

Cohu

Path for Growth and Differentiation[1]

Above-Market Revenue Growth	Accelerating Profitability	Disciplined Capital Allocation
Targeting high growth market segments	*Significant operating leverage 25% operating income[2]*	*Generating $180M+ annual free-cash-flow*
Share gain with leading edge solutions in test & inspection	*Accelerating time to yield and greater productivity*	*Term loan repayment; growth investments; share repurchase*
Accelerating Tester and Contactor revenue growth	*New product developments with 30%+ ROIC*	*Enabling a smarter, safer, and more connected future*

Creating Shareholder Value

ROIC – Return on invested capital

(1) All values are based on achieving Target Model

(2) Non-GAAP figure; See Appendix for notes regarding use of forward-looking non-GAAP figures

Cohu

Appendix

Use of Non-GAAP Financial Information:

This presentation includes non-GAAP financial measures, including non-GAAP Gross Margin/Profit, Income and Income (adjusted earnings) per share, Operating Income, Operating Expense, Adjusted EBITDA , effective tax rate and ROIC that supplement the Company's Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of purchased intangible assets including favorable/unfavorable lease adjustments, restructuring costs, manufacturing transition and severance costs, asset impairment charges, acquisition-related costs and associated professional fees, reduction of indemnification receivable, depreciation of purchase accounting adjustments to property, plant and equipment, purchase accounting inventory step-up included in cost of sales, and amortization of cloud-based software implementation costs (Adjusted EBITDA only). Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in this Appendix and should be considered together with the Condensed Consolidated Statements of Operations.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash generating capacity. Management uses non-GAAP measures for a variety of reasons, including to make operational decisions, to determine executive compensation in part, to forecast future operational results, and for comparison to our annual operating plan. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Use of Forward-Looking Non-GAAP Information:

This presentation includes non-GAAP forward-looking figures that exclude estimated charges related to stock-based compensation, amortization of purchased intangibles, restructuring costs, acquisition-related costs, manufacturing transition/severance costs, inventory step-up costs, amortization of cloud-based software implementation costs (Adjusted EBITDA only), or other non-operational or unusual items, which we are unable predict without unreasonable efforts due to their inherent uncertainty, therefore, reconciliation of these non-GAAP forward looking figures to GAAP is not provided. Where a non-GAAP figure includes historical data and forward-looking estimates, we have reconciled the historical data, but for the foregoing reasons have not reconciled the forward-looking estimates.

Cohu

GAAP to Non-GAAP Reconciliation

Earnings Reconciliation	3 Months Ending Sep 25, 2021	Diluted EPS
Income (Loss) From Continuing Operations - GAAP	$ 23,733	$ 0.48
Share based compensation	3,714	$ 0.08
Amortization of purchased intangible assets	8,879	$ 0.18
Restructuring costs related to inventory in COS	(836)	$ (0.02)
Restructuring costs	31	$ -
PP&E step-up included in COS and SG&A	145	$ -
Gain on sale of PCB Test business	(90)	$ -
Tax effect of Non-GAAP adjustments	(964)	$ (0.02)
Income (Loss) From Continuing Operations - Non-GAAP	$34,612	$ 0.70
Weighted Average Shares - GAAP	Basic	48,666
Weighted Average Shares - Non-GAAP	Diluted	49,457

Gross Profit Reconciliation	12 Months Ending Dec 30, 2017	% of Net Sales	12 Months Ending Dec 29, 2018	% of Net Sales	12 Months Ending Dec 28, 2019	% of Net Sales	12 Months Ending Dec 26, 2020	% of Net Sales	3 Months Ending Sep 25, 2021	% of Net Sales	9 Months Ending Sep 25, 2021	% of Net Sales
Net Sales	$ 352,704		$451,768		$583,329		$636,007		$225,063		$695,354	
Gross Profit - GAAP	143,407	40.7%	159,308	35.3%	229,829	39.4%	271,782	42.7%	95,705	42.5%	302,567	43.5%
Share Based Compensation	423	0.1%	546	0.1%	736	0.1%	893	0.1%	239	0.1%	692	0.1%
Restructuring costs related to inventory in COS	-	0.0%	19,053	4.2%	2,729	0.5%	3,731	0.6%	(836)	-0.4%	(699)	-0.1%
Manufacturing transition and severance costs	-	0.0%	-	0.0%	1,211	0.2%	26	0.0%	-	0.0%	-	0.0%
Inventory Step-Up	1,404	0.4%	14,782	3.3%	6,038	1.0%	-	0.0%	-	0.0%	-	0.0%
Gross Profit - Non-GAAP	$145,234	41.2%	$193,689	42.9%	$240,543	41.2%	$276,432	43.5%	$ 95,108	42.3%	$302,560	43.5%

Operating Expense Reconciliation	3 Months Ending Sep 25, 2021	% of Net Sales
Operating Expense - GAAP	$ 62,079	27.6%
Share based compensation	(3,475)	-1.5%
Amortization of purchased intangible assets	(8,879)	-3.9%
Restructuring costs	(31)	0.0%
PP&E step-up included in SG&A	(145)	-0.1%
Operating Expense - Non-GAAP	$49,549	22.0%

Cohu

GAAP to Non-GAAP Reconciliation

Adjusted EBITDA Reconciliation	12 Months Ending Dec 30, 2017	% of Net Sales	12 Months Ending Dec 29, 2018	% of Net Sales	12 Months Ending Dec 28, 2019	% of Net Sales	12 Months Ending Dec 26, 2020	% of Net Sales
Net income (loss) attributable to Cohu - GAAP Basis	$ 32,843	9.3%	$ (32,181)	-7.1%	$ (69,700)	-11.9%	$ (13,801)	-2.2%
Income from discontinued operations	278	0.1%	(119)	0.0%	697	0.1%	(42)	0.0%
Income tax provision (benefit)	2,244	0.6%	631	0.1%	(3,082)	-0.5%	666	0.1%
Interest expense	54	0.0%	4,977	1.1%	20,556	3.5%	13,759	2.2%
Interest income	(671)	-0.2%	(1,187)	-0.3%	(764)	-0.1%	(224)	0.0%
Amortization of purchased intangible assets	4,208	1.2%	17,197	3.8%	39,590	6.8%	38,746	6.1%
Depreciation	4,978	1.4%	8,850	2.0%	19,246	3.3%	14,000	2.2%
Amortization of cloud-based software implementation costs	-	0.0%	-	0.0%	-	0.0%	1,191	0.2%
Loss on extinguishment of debt	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Other Non-GAAP Adjustments	11,878	3.4%	76,171	16.9%	39,534	6.8%	33,524	5.3%
Adjusted EBITDA	$55,812	15.8%	$ 74,339	16.5%	$ 46,077	7.9%	$87,819	13.8%

Adjusted EBITDA Reconciliation	LTM Ending Jun 26, 2021	% of Net Sales	3 Months Ending Sep 25, 2021	% of Net Sales	9 Months Ending Sep 25, 2021	% of Net Sales	LTM Ending Sep 25, 2021	% of Net Sales
Net income (loss) attributable to Cohu - GAAP Basis	$ 130,918	15.9%	$ 23,733	10.5%	$ 146,436	21.1%	$ 161,297	18.0%
Income from discontinued operations	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Income tax provision (benefit)	22,755	2.8%	7,392	3.3%	28,626	4.1%	29,031	3.2%
Interest expense	10,282	1.2%	966	0.4%	5,372	0.8%	8,227	0.9%
Interest income	(200)	0.0%	(53)	0.0%	(197)	0.0%	(211)	0.0%
Amortization of purchased intangible assets	37,970	4.6%	8,879	3.9%	27,168	3.9%	37,066	4.1%
Depreciation	13,735	1.7%	3,226	1.4%	9,935	1.4%	13,500	1.5%
Amortization of cloud-based software implementation costs	1,426	0.2%	409	0.2%	1,157	0.2%	1,517	0.2%
Gain (loss) on extinguishment of debt	1,761	0.2%	1,650	0.7%	3,411	0.5%	3,436	0.4%
Other Non-GAAP Adjustments	(46,455)	-5.6%	2,819	1.3%	(63,422)	-9.1%	(52,964)	-5.9%
Adjusted EBITDA	$172,192	20.9%	$ 49,021	21.8%	$ 158,486	22.8%	$ 200,899	22.4%

Cohu